Exhibit 10.20

                                      DEBENTURE
                                      ---------


          STAMPED TO COVER $15,000,000 UNITED STATES CURRENCY

          THIS DEBENTURE IS MADE THE 12TH DAY OF NOVEMBER, 1996.

                  BETWEEN

                  Murex Diagnostics Corporation, a company incorporated and registered in Anguilla and continued in Barbados under the provisions of the Companies Act Cap. 308 as Company No. 11016 and Murex Diagnostics International, Inc., a company incorporated and registered in Barbados under the provisions of the Companies Act Cap. 308 as Company No. 11019 (hereinafter together called the "Company") of the FIRST PART, and

                  Bank of America, FSB, whose principal office is located at 1230 Peachtree Street, Suite 3600, Atlanta, Georgia, USA 30309 (hereinafter called the "Chargee") of the SECOND PART


                  NOW THIS DEBENTURE WITNESSETH that for good and valuable consideration, the receipt and sufficiency of which the Company hereby jointly and severally acknowledges, the Company has agreed to execute and issue this Debenture unto the Chargee for the purpose of securing the payment to the Chargee of the Indebtedness as hereinafter defined and of all such sums of money now owing or that may hereafter become due and owing to the Chargee, the Lenders or the Issuing Bank (as defined in the Credit Agreement) under the Credit Agreement (as defined below).


                  1.1  In this Debenture:

                       "Act" means the Companies Act Cap. 308 of the Laws of Barbados (or any statutory modification or re-enactment of that Act for the time being in force);

                       "Assets" means the joint and several property, undertaking and assets of the Company expressed to be charged to the Chargee now or hereafter under Clause 2;

                       "Event of Default"  has the meaning set forth in  the
                       Credit Agreement (as hereinafter described, the relevant clauses of which are incorporated herein by reference thereto).

                       "Indebtedness" means all amounts due under a certain Credit Agreement dated ___ November, 1996 between Murex Diagnostics Corporation and Murex Diagnostics International, Inc., certain affiliates of Murex Diagnostics Corporation and Murex Diagnostics International, Inc., the Lenders, the Issuing Banks and the Chargee (including any document amending, supplementing, novating or replacing the same, the "Credit Agreement") together with interest to the date of repayment chargeable and payable in such manner as has been specifically agreed and any other costs, charges and legal expenses (on a full indemnity basis) charged or incurred by the Chargee in connection with said Credit Agreement and including those arising from the Chargee perfecting or enforcing or attempting to enforce this Debenture or any other security (and its rights thereunder) held by the Chargee from time to time and including all Obligations (as defined in the Credit Agreement);

                       "Receiver" means one or more persons appointed to be a receiver, receivers, and/or a receiver/manager pursuant to Clause 7.2 of this Debenture.

                       "Subsidiary" has the meaning ascribed thereto in the Companies Act Cap. 308 of the Laws of Barbados.

                  1.2 Clause headings are for ease of reference only. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the said Credit Agreement.

          2.      CHARGE
                  ------

                  2.1 The Company hereby jointly and severally covenants on demand to pay or discharge the Indebtedness to the Chargee. As security for the payment and discharge of the Indebtedness, the Company, as legal and beneficial owner, hereby jointly and severally charges to the Chargee:

                       2.1.1     by  way   of  floating   charge,  all   the
                                 goodwill and uncalled capital for the time being of the Company;

                       2.1.2 by way of floating charge, all rights of Murex Diagnostics Corporation under that certain License Agreement, dated May 3, 1994, between Murex Diagnostics Corporation and Abbott Laboratories, and all choses in action and claims now and in the future belonging to Murex Diagnostics Corporation;

                       2.1.3 by way of floating charge, all stock in trade and inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to,
                                 (i)   all  goods,   merchandise  and  other
                                 personal property  owned and held for sale,
                                 and (ii) all  raw materials, work or  goods
                                 in  process,  finished  goods  thereof, and
                                 materials and  supplies which contribute to
                                 the  finished  products  of Company  in the
                                 ordinary  course  of  business  and   (iii)
                                 goods which are returned to or repossessed by Company), whether Company has a joint or other interest or right of any other kind (including, without limitation, goods in which Company has an interest or right as consignee), and all accessions thereto and products thereof and documents and warehouse receipts therefor;

                       2.1.4 by way of floating charge, all book debts, accounts, contract rights, chattel paper, instruments, warehouse receipts, drafts, acceptances, deposit accounts, general intangibles and documents of Company, and all rights in and to all security agreements, deeds of charge, leases, and other contracts securing or otherwise relating to any such book debts, accounts, contract rights, chattel paper, instruments, deposit accounts, drafts, acceptances and documents, and shall include, without limitation, the proceeds of all warranty agreements and service contracts sold by or on behalf of Company;

                       2.1.5 by way of floating charge, all books and records (including, without limitation, computer tapes, programs, printouts, and all other computer materials, records and electronic data processing software) recording, evidencing or relating to any or all of the foregoing;

                       2.1.6 by way of floating charge, all deposit accounts (and the investments and earnings thereof and documents evidencing the same) into which the proceeds of any of the foregoing may from time to time be deposited; and

                       2.1.7 by way of floating charge, all proceeds of any and all of the foregoing (including, without limitation, cash proceeds and other proceeds which constitute property of the types described above) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

          3.      COVENANTS
                  ---------

                  3.1 The Company shall not without the consent in writing of the Chargee:

                       3.1.1 (except for charges in favour of the Chargee created under or pursuant to this Debenture) create or permit to subsist any mortgage, charge or lien on any of its undertaking or assets;

                       3.1.2 sell, transfer, hire-out, lend or otherwise dispose of its undertaking and other assets or any part of them, except by getting in and realizing them in the ordinary and proper course of its business or as permitted by the Credit Agreement;

                  3.2  The Company shall:

                       3.2.1 give, or procure the giving, to the Chargee or any person or persons appointed by the Chargee for this purpose such information (including books and records) as to all matters relating to the Assets or otherwise relating to its business or affairs as it or they shall reasonably require and access to all premises as it or they shall reasonably require in accordance with the Credit Agreement;

                       3.2.2     deal  with  its  book  or  other  debts  or
                                 securities  for  money in  accordance  with
                                 the reasonable directions from the  Chargee
                                 from  time  to  time (which  directions can
                                 include assignments thereof  to the Chargee
                                 with notice to debtors) and, in absence  of
                                 such directions, to  get its book or  other
                                 debts  in and realize  them in the ordinary
                                 and proper  course of its  business but not
                                 (without  the  prior   permission  of   the
                                 Chargee)  by   means  of  factoring,  block
                                 discounting    or   any    other    similar
                                 arrangement;

                       3.2.3 upon the occurrence of an Event of Default and until such Event of Default is waived in writing by the Lenders in accordance with the Credit agreement, pay into such account as the Chargee may designate by notice to the Company from time to time all moneys which it may receive in respect of the book debts and other Assets charged by Clause 2; and

                       3.2.4 promptly notify the Chargee of any meeting to discuss, or any proposal or application for the appointment of a receiver, liquidator or similar official in respect of the Company or any of its assets and, if any such official is appointed, of his appointment.

                  3.3 If the Company fails to perform any of its obligations under this Debenture, the Chargee may take action as it may deem appropriate, on behalf of or in the name of the Company or otherwise, to perform or to remedy such failure and recover the costs and expenses so incurred from the Company on demand.

          4.      MISCELLANEOUS
                  -------------

                  4.1  This Debenture shall be:

                       4.1.1 made for securing present and further advances and shall be a continuing security to the Chargee, notwithstanding any settlement of account or the existence at any time of a credit balance or any other matter, act, event or thing whatsoever;

                       4.1.2 without prejudice and in addition to any other security for the Indebtedness which the Chargee, any Collateral Agent or any Lender may hold now or hereafter on all or any part of the Assets; and

                       4.1.3 in addition to any rights, powers and remedies at law.

                  4.2 No failure or delay on the Chargee's part in the exercise of any of its rights, powers and remedies under this Debenture or at law shall operate or be construed as a waiver. No waiver of any of the Chargee's rights shall preclude any further or other exercise of that right or of any other right.

                  4.3 The Chargee may give time or other indulgence or make any other arrangement, variation or release with any person in respect of the Indebtedness or any other security or guarantee for the Indebtedness without derogating from the Company's liabilities or the Chargee's rights under this Debenture.

                  4.4 The Company certifies that neither the execution and delivery of this Debenture and the performance of the covenants contained herein nor the charges created by this Debenture contravene any provision of its articles of incorporation, bylaws or any law or agreement binding on it or any of the Assets. The Company covenants with and represents to the Chargee that the documents which contain or establish the Company's constitution include provisions which give power, and all necessary corporate authority has been obtained and action taken, for the Company to grant the charges contained in this Debenture and execute and deliver, and perform the covenants and obligations contained in this Debenture and that this Debenture constitutes valid and binding obligations of the Company enforceable in accordance with its terms except as such validity or enforceability may be limited by applicable bankruptcy, reorganization,
                       moratorium   or  other   insolvency  laws   affecting
                       creditors' rights generally or by equitable principles relating to enforceability.

                  4.5 Subject only to Clause 6, on final payment and discharge of the Indebtedness and termination of the Commitment, the Chargee will, at the request and cost of the Company, release unto the Company the property charged by or pursuant to these presents.

                  4.6 A certificate of the Chargee as to the amount of the Indebtedness from time to time or any of it or any other matter connected with it or this Debenture shall, in the absence of manifest error, be conclusive evidence of the facts stated in it.

                  4.7 The Company shall, on demand by the Chargee, execute and deliver all such transfers, assignments or other documents as the Chargee may require to perfect its rights under this Debenture or to give effect to any sale or disposal by or on behalf of the Chargee of any of the Assets.

          5.      POWER TO CREDIT TO A SUSPENSE ACCOUNT
                  -------------------------------------

          Until payment and discharge in full of the Indebtedness any money received hereunder may be placed and kept for such time as the Chargee considers prudent in an interest bearing separate or suspense account in the name of such person as the Chargee thinks appropriate without any intermediate obligation to apply the same or any part thereof in or towards discharge of any of the Indebtedness. Notwithstanding any such payment in the event of any proceedings in or analogous to bankruptcy, liquidation, receivership composition or arrangement the Chargee may prove for and agree to accept any dividend or composition or arrangement in respect of the whole or any part of the Indebtedness in the same manner as if the security constituted by this Debenture had not been created.

          6.      AVOIDANCE OF PAYMENTS
                  ---------------------

          No assurance, security or payment which may be avoided or adjusted under any applicable law, and no release, settlement or discharge given or made by the Chargee on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Chargee to recover the Indebtedness in full from the Company (including any moneys which it may be compelled by due process of law to refund pursuant to the provisions of any law relating to liquidation, bankruptcy, insolvency or creditors' rights generally and any costs payable by it pursuant to (or otherwise incurred in connection with such process) or to enforce the security created by or pursuant to this Debenture.

          7.      RECEIVER/REMEDIES
                  -----------------

                  7.1 Upon the occurrence of an Event of Default and until such Event of Default is waived in writing by the Lenders in accordance with the Credit Agreement, the Chargee is hereby authorized to take such action as it deems necessary, including:

                       a. to sell all the Company's title to or interest in the Assets for such consideration whatsoever as the Chargee may think fit,

                       b. with a view to selling the Assets (or offering it for sale) to repair, replace and develop the Assets and to apply for any appropriate permission, license or approval;

                       c. with a view to or in connection with the sale of the Assets, to carry out any transaction, scheme or arrangement which the Chargee may, in its absolute discretion, consider appropriate;

                       d. to insure the Assets against such risks and for such amounts as the Chargee may consider prudent; and

                       e. to do all or any of the things or exercise all or any of the powers which are mentioned or referred to herein, any other document executed by the
                       Company or applicable law and which may not be included in paragraphs (a) to (d) above.

                  7.2 Upon the occurrence of an Event of Default or by Statute, the Chargee may by writing or by deed appoint such person or persons (including an officer or officers of the Chargee) as it thinks fit to be Receiver of the Assets or any part thereof and in the case of an appointment of more than one person, to act together or independently of the other or others and the Chargee may make such appointment at any time after the Agent has demanded payment of the Obligations or if it is requested to do so by the Company or upon the presentation of a petition to the court for an order appointing a Receiver in respect of the Company.

                  7.3 Except as otherwise required by statute, the Chargee may by writing or by deed remove a Receiver and appoint another in his place or to act with a Receiver and the Chargee may apply to the court for an order removing a Receiver.

                  7.4 The Receiver shall be the agent of the Company and the Company alone shall be responsible for his acts and defaults and liable on any contracts or engagements made or entered into or adopted by him; and in no circumstances whatsoever shall the Chargee be in any way responsible for or incur any liability in connection with his contracts, engagements, acts, omissions, misconduct, negligence or default and if a liquidator of the Company shall be appointed, the Receiver shall act as principal and not as agent for the Chargee.

                  7.5 The remuneration of the Receiver may be fixed by the Chargee (and may be or include a commission calculated by reference to the gross amount of all moneys received or otherwise and may include remuneration in connection with claims, actions or proceedings made or brought against the Receiver by the Company or any other person or the performance or discharge of any obligation imposed upon him by statute or otherwise) but such remuneration shall be payable by the Company alone; and the amount of such remuneration may be debited by the Agent or the Chargee to any account of the Company, but shall, in any event, form part of the Obligations and accordingly be secured on the Assets under the charges contained in this Debenture.

                  7.6 The Receiver, in addition to any powers conferred on a receiver or receiver/manager by statute or common law, shall have the following powers:

                       (a) to enter upon, take possession of, get in and collect the Assets (or such part thereof in respect of which he may be appointed) whether accrued before or after the date of his appointment;

                       (b) to sell, exchange, license, surrender, release, disclaim, abandon, return or otherwise dispose of or in any way whatsoever deal with the Assets or any interest in the Assets for such consideration (if any), and upon such terms (including by deferred payment or payment by installments) as he may think fit and to concur in any such transaction;

                       (c) to let on charter, sub-charter, hire, lease or sell on condition and to grant rights, options, licenses or easements over the whole or any part of the Assets and (with or without consideration) to rescind, surrender or disclaim or accept or agree to accept surrenders or disclaimers of leases, hire purchase contracts or agreements relating to or affecting the Assets in such circumstances, to such persons (including, without limitation, to the Chargee), for such purposes and upon such terms whatsoever as he may think fit and also to vary the terms of any contract affecting the Assets and to act in relation to any review of the rent or provide payments under a lease of the Assets in such manner as he may think fit;

                       (d) to insure, protect, decorate, maintain, repair, alter, improve, replace, exploit, the Assets or any part thereof in any manner and for any purpose whatsoever;

                       (e) to bring, defend, submit to arbitration, negotiate, compromise, abandon and settle any claims, disputes and proceedings concerning the Assets or any part thereof;

                       (f) to transfer all or any of the Assets to any other company or body corporate, whether or not formed or acquired for the purpose;

                       (g) to redeem, discharge or compromise any charge from time to time having priority to or ranking pari passu with this Debenture;

                       (h) in connection with the exercise of any of his powers, to execute or do, or cause or authorize to be executed or done, on behalf of or in the name of the Company or otherwise, as he may think fit, all documents, receipts, registrations, acts or things which he may consider appropriate;

                       (i) to exercise any powers, rights or entitlements in relation to any of the Assets or incidental to the ownership of or rights in or to any Assets and to complete, disclaim, abandon or modify all or any of the outstanding contracts or arrangements of the Company relating to or affecting the Assets;

                       (j) generally to carry out, or cause or authorize to be carried out, any transaction, scheme or arrangement whatsoever, whether similar or not to any of the foregoing, in relation to the Assets which he may consider expedient.

                  7.7 No purchaser from, or other person dealing with, the Chargee or the Receiver shall be concerned to enquire whether any of the powers exercised or purported to be exercised has arisen or become exercisable, whether the Obligations remain outstanding, whether the Receiver is authorized to act or as to the propriety or validity of the exercise or purported exercise of any power; and the title of such a purchaser and the position of such a person shall not be impeachable by reference to any of those matters.

                  7.8 The receipt of the Chargee or the Receiver shall be an absolute and a conclusive discharge to a purchaser and shall relieve him of any obligation to see to the application of any moneys paid to or by the direction of the Chargee or the Receiver.

                  7.9 Neither the Chargee nor the Receiver nor any of their affiliates shall be liable to the Company in respect of any loss or damage which arises out of the exercise or the failure to exercise any of their respective powers.

                  7.10 Entry into possession of  the Assets shall not render the Chargee or the Receiver liable to account as mortgagee in possession; and if and whenever the Chargee enters into possession of the Assets, it shall be entitled at any time to go out of such possession.

                  7.11 The Company  hereby agrees  to indemnify the  Chargee
                       and  the  Receiver   from  and  against  all  losses,
                       actions, claims, costs (including legal costs), expenses, demands and liabilities whether in contract, tort, or otherwise now or hereafter sustained or incurred by the Chargee or the Receiver or by any person for whose liability, act or
                       omission  the   Chargee  or   the  Receiver  may   be
                       answerable, in connection with anything done or omitted under this Debenture, or in the exercise or purported exercise of the powers herein contained, or occasioned by any breach by the Company of any of its covenants or other obligations to the Chargee, or in consequence of any payment in respect of the Obligations (whether made by the Company or a third person) being declared void or impeached for any reason whatsoever.

                  7.12 The  Company further  covenants with  the Chargee  at the Company's own cost, as a continuing security for the payment or discharge of the Obligations:

                       (a) if the Chargee, in its absolute discretion, considers that all or any of the Assets is in danger of being seized or sold under any form of distress or execution levied or threatened or is otherwise in jeopardy or if any circumstance shall occur which in the opinion of the Chargee is prejudicial to or imperils or is likely to prejudice or imperil any or all of the security hereby created or recovery of the Obligations and so requires, promptly to execute a first or subsequent fixed charge (as the Chargee may require) in terms specified by the Chargee of all or any part of the Assets which is for the time being subject to the floating charge contained in this Debenture;

                       (b) if the Chargee so requires, promptly to execute an assignment to the Chargee in terms specified by the Chargee of all or any debts or moneys payable to the Company and any Charges or documents relating to them or otherwise to negotiate the same to the Chargee;

                  7.13 The  Company further covenants  with the Chargee from time to time (and, for the purposes mentioned in paragraph (a) below, notwithstanding that the Chargee may not have served a demand for payment of the Obligations) upon demand to execute, at the Company's own cost, any document or do any act or thing which:

                       (a) the Chargee may specify with a view to perfecting or improving any charge or security created or intended to be created by this Debenture; or

                       (b)  the Chargee or the  Receiver may specify  with a
                       view to  facilitating the   exercise or the  proposed
                       exercise of any of their powers.

                  7.14 The  Company   covenants  to   register  the  charges
                       contained in this Debenture against the registered title of any registered charge hereby affected.

                  7.15 In addition and without  prejudice to any other event resulting in a crystallisation of the floating charge created by this Debenture or any other right the Chargee may have, the Chargee may, at any time or from time to time whether or not it has served a demand for payment of the Obligations, by notice in writing to the Company declare that the floating charge hereby created shall be converted into a first specific fixed charge as to all of the undertaking, property and assets or such of them as may be specified in the notice, and by way of further assurance, the Company, at its own expense, shall execute all documents in such form as the Chargee shall require and shall deliver to the Chargee all deeds, certificates and documents which may be necessary to perfect the first specific fixed charge.

                  7.16 In addition and without prejudice to any other  event resulting in a crystallisation of the floating charge, the floating charge contained herein shall automatically be converted into a fixed charge over:

                       (a) all property, assets or undertaking of the Company subject to the floating charge, if and when:

                            (i) the Company ceases to carry on business or a substantial part thereof or shall cease to be a going concern;

                            (ii) the Company  stops making  payments to  its
                                 creditors or gives notice to creditors that it intends to stop payment;

                           (iii) if the holder  of any other  Charge whether
                                 ranking in priority to  or pari passu  with
                                 or  after  the  charges  contained in  this
                                 Debenture  shall  appoint   a  receiver  or
                                 receiver/manager; or

                            (iv) an  Event  of  Default occurs  and  (A) the
                                 Agent  declares  all  Indebtedness  to   be
                                 immediately due  and payable  or (B)  gives
                                 notice  to   the  Borrower   Representative
                                 stating that the Floating charge hereunder has become fixed.

                       (b) any property, assets or undertaking of the Company which shall become subject to a Charge other than a Permitted Lien in favor of any person other than the Agent or any Chargee or which is/are the subject of a sale, transfer or other disposition, in either case, contrary to the covenants contained in this Debenture, immediately prior to such Charge arising or such sale, transfer or other disposition being made.

                  7.17 The  Company  irrevocably   appoints  each   Receiver
                       jointly and also severally to be its attorney and attorneys (with full power to appoint substitutes and to sub-delegate, in both cases, with regard to all or any part of the Assets) on behalf of the Company and in its name or otherwise, to execute any document or do any act or thing which the Receiver (or their substitutes or delegates) may, in its or his absolute discretion, consider appropriate in connection with the exercise of any of the powers of the Chargee or the Receiver or which the Company is obliged to the Chargee to execute or do, whether under this Debenture or otherwise; and without prejudice to the generality of its power to appoint substitutes and to sub-delegate, the Chargee may appoint the Receiver as its substitute or delegate, and any person appointed the substitute of the Chargee shall, in connection with the exercise of the said power of attorney, be the agent of the Company.

                  7.18 For the purpose of giving   effect to this Debenture,
                       the Company hereby declares that, as and when the charges contained in this Debenture shall become enforceable or a demand for payment of the Obligations has been made, it will hold all of the Assets (subject to the right of redemption) upon trust to convey, assign or otherwise deal with the Assets in such manner and to such person as the Chargee shall direct and declares that it shall be lawful for the Chargee to appoint a new trustee or trustees of the Assets in place of the Company.

                  7.19 If under any applicable law,  whether as a  result of a judgment against the Company or the liquidation of the Company or for any other reason, any payment under or in connection with this Debenture is made or any amount is received or recovered by the Agent or the Chargee in respect of the Obligations in a currency (the OTHER CURRENCY) other than the currency in which the Obligations are payable (the ORIGINAL CURRENCY), then to the extent that the payment to or receipt by the Agent or the Chargee (when converted at the rate of exchange on the date of payment or receipt) falls short of the whole of the Obligations the Company shall as a separate and independent obligation fully indemnify the Chargee against the amount of the shortfall; and for the purposes of this clause, RATE OF EXCHANGE means the rate at which the Chargee is able on the relevant date to purchase the original currency in London with the other currency.

                  7.20 If the  Company fails to pay or discharge any part of the Obligations when due, the Agent or the Chargee from time to time may purchase an amount of the currency in which such sum is due with any other currency or currencies and the Company's obligation thereafter shall be to pay to the Chargee the amount of the other currency or currencies so used to purchase.

                  7.21 The  amount secured  or to be  ultimately recoverable under this security is unlimited. This security shall be stamped in the first instance with stamp duty covering an indebtedness of $15,000,000 in lawful currency of the United States of America and the Chargee shall be and is hereby empowered at any time or times hereafter (without further license or consent of the Company) to affix additional stamp duty hereon covering any sum or sums or the equivalent in lawful currency of Barbados or any sum or sums by which the Indebtedness and liability of the Company to the Chargee may exceed the said sum and to execute either in the name of the Company or in its own name and lodge with the Registrar of Companies for Registration amended particulars of the Charge stating the increased maximum sum deemed to be secured by the charge it being the intent of these presents that until its discharge in writing by the Chargee the charge hereby created shall be a continuing security covering the full amount of the Indebtedness and liability at any time of the Company to the Chargee.

                  7.22      (a)  The obtaining of a judgment or judgments in
                       any action to enforce this security or any covenants herein contained shall not operate as a merger of this security or of the moneys hereby secured or any of the said covenants or affect the Chargee's right to interest at the rate and time herein set forth (or set forth in the Credit Agreement) on any of its rights under the said covenants;

                            (b) The Chargee shall not be answerable for any loss or damage happening in or about the exercise or execution of any power conferred on the Chargee howsoever or by law implied or of any trust connected thereto nor shall the Chargee be deemed as being in possession when entering to inspect or to effect repairs or remedy breaches.


          8.      COSTS
                  -----

          All costs, charges and expenses properly incurred by the Chargee and all other moneys paid by the Chargee in perfecting or otherwise in connection with this Debenture and all costs of the Chargee of all proceedings for enforcement of this Debenture shall be recoverable from the Company as a debt, shall bear interest at the same rate from time to time as the Indebtedness (as well before as after judgment), and shall be charged on the Assets.

          9.      SEVERANCE
                  ---------

          If at any time any provision in this Debenture is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Debenture shall not be impaired.

          10.     NOTICES
                  -------

          Any notice required under this Agreement shall be given in the manner prescribed in the aforesaid Credit Agreement.

          11.     LAW
                  ---

          This Debenture shall be governed by and construed in accordance with laws of Barbados.

          12.     BINDING AGREEMENT
                  -----------------

          This Debenture shall be binding on the Company and its successors and shall inure to the benefit of the Chargee and its successors and assigns.


          IN WITNESS WHEREOF this Debenture was entered into as a Deed the day and year first above written.

          THE COMMON SEAL of MUREX         )
          DIAGNOSTICS CORPORATION was      )
          hereunto set and affixed by      )    (SEAL)
          the Corporate Secretary and      )
          the Secretary thereof in the     )
          presence of:                     )         Countersigned
                                              THE CORPORATE SECRETARY LIMITED
          /s/ Noble E.G. Powers
                                                  /s/ Mary Ellen Bourque
                                 )
          /s/ Allan Lewis        )  Directors           Secretary
                                 )

          Witness:  /s/ Vere P. Brathwaite
          Name:  VERE P. BRATHWAITE
          Description:  ATTORNEY-AT-LAW


          THE COMMON SEAL of MUREX           )
          DIAGNOSTICS INTERNATIONAL INC      )
          was hereunto set and affixed by    )    (SEAL)
          the Corporate Secretary and        )
          the Secretary thereof in the       )
          presence of:                       )         Countersigned
                                              THE CORPORATE SECRETARY LIMITED
          /s/ Noble E.G. Powers
                                                  /s/ Mary Ellen Bourque
                                 )
          /s/ Allan Lewis        )  Directors            Secretary
                                 )

          Witness:  /s/ Vere P. Brathwaite
          Name:  VERE P. BRATHWAITE
          Description:  ATTORNEY-AT-LAW


          EXECUTED AND DELIVERED:          )
          as a Deed on behalf of           )
          BANK OF AMERICA, F.S.B.          )
          the Chargee by:

          /s/ John Yankauskas, VP

          NOTARY PUBLIC

          NOTARY PUBLIC

          I, Laura Cantrell Notary Public in and for the state of Georgia do hereby CERTIFY that on the day of the date hereof personally came and appeared before me John Yankauskas to me made known by due identification to be named and described in the above written Debenture and did in my presence sign seal and deliver the same as and for free and voluntary Act and Deed and I further CERTIFY the same under my hand and Seal of Office hereto set and affixed this 12th day of November one thousand nine hundred and ninety-six.


                            NOTARY PUBLIC


                                 /s/ Laura Cantrell

                                 Notary public, Rockdale County, Georgia
                                 My Commission Expires June 23, 1998